STARBOARD INVESTMENT TRUST

Roumell Opportunistic Value Fund

Supplement to the Prospectus

April 13, 2012

This supplement to the Prospectus dated December 29, 2011 for the Roumell Opportunistic Value Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

The following revisions are being made to the Prospectus in order to reflect the following changes to the portfolio management team for the Roumell Opportunistic Value Fund: (i) Jason A. Nelson is no longer a member of the portfolio management team and (ii) the addition of Edward A. Crawford to the portfolio management team.  All references to Mr. Nelson are hereby removed.

•	On page 9 of the Prospectus, the section entitled “Summary – Management of the Fund’s Portfolio” is being amended to read as follows:

The Fund’s investment advisor is Roumell Asset Management, LLC.  The Fund’s portfolio will be managed on a day-to-day basis by James C. Roumell and Edward A. Crawford.  Mr. Roumell is the founder and has been the President of the Advisor since the firm’s founding in 1998.  Edward A. Crawford has been a Senior Research Analyst at the Advisor since joining the Advisor in 2012.

•	On pages 9 and 10 of the Prospectus, the section entitled “Management of the Fund – Portfolio Managers” is being amended to read as follows:

The Fund’s portfolio is managed on a day-to-day basis by James C. Roumell and Edward A. Crawford.

James C. Roumell is the President and Lead Portfolio Manager of the Advisor. Mr. Roumell entered the securities industry in 1986. Before founding the Advisor in 1998, he was a Registered Principal at Raymond James Financial Services, Inc. Mr. Roumell was selected to participate in, and won, two consecutive Wall Street Journal stock picking contests (in 2001 and 2002) before the contest was discontinued. Mr. Roumell has been featured in such publications as Barron’s, Kiplinger’s, Value Investor Insight, Financial Planning Magazine, and The Washington Post. He is a graduate of Wayne State University in Detroit, Michigan. Mr. Roumell is also a board member of Transitional Housing Corporation, Inc., a not-for-profit group providing affordable housing to low income residents of Washington, DC.

Edward A. Crawford is the Co-Portfolio Manager of the Fund and a Senior Research Analyst at the Advisor. Prior to joining the Advisor in 2012, Mr. Crawford was an Analyst and Partner for six years with Maple Leaf Partners, a value-oriented long-short equity hedge fund on the Tiger Management platform. Earlier in his career, he was an Analyst with George Weiss Associates, a market-neutral hedge fund.  He received a BA in music from the University of North Carolina at Chapel Hill and an MBA from Columbia University’s Graduate School of Business with a concentration on the Graham and Dodd philosophy of value investing. He was president of the investment management club while at Columbia.

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Investors Should Retain This Supplement for Future Reference

STARBOARD INVESTMENT TRUST

Roumell Opportunistic Value Fund

Supplement to the
Statement of Additional Information

April 13, 2012

This supplement to the Statement of Additional Information dated December 29, 2011 for the Roumell Opportunistic Value Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

The following revisions are being made to the Statement of Additional Information in order to reflect the following changes to the portfolio management team for the Roumell Opportunistic Value Fund: (i) Jason A. Nelson is no longer a member of the portfolio management team and (ii) the addition of Edward A. Crawford to the portfolio management team.  All references to Mr. Nelson are hereby removed.

•	The section that begins on page 20 of the Statement of Additional Information entitled “Portfolio Managers” is being amended to disclose the following information for Edward A. Crawford:

The Fund’s portfolios will be managed on a day-to-day basis by James C. Roumell and Edward A. Crawford. As of March 31, 2012, James C. Roumell and Edward A. Crawford were responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to Performance Fee	Total Assets By Account Type Subject to Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	664	$285.6 million	1	$0.5 million

•	On page 21 of the Statement of Additional Information, the section entitled “Ownership of Fund Shares” is being amended to disclose the following information for Edward A. Crawford:

The table below shows the amount of Fund equity securities beneficially owned by Edward A. Crawford as of March 31, 2012 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Edward A. Crawford	E

Investors Should Retain This Supplement for Future Reference